UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2013

FISHER COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-22439	91-0222175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Fourth Avenue N., Suite 500, Seattle, Washington		98109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 206-404-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 11, 2013, Fisher Communications, Inc., a Washington corporation (the “Company”), and Sinclair Broadcast Group, Inc., a Maryland corporation (“Sinclair”), issued a joint press release announcing the entry into of an Agreement and Plan of Merger by and among the Company, Sinclair and Sinclair Television of Seattle, Inc., a Washington corporation and an indirect wholly owned subsidiary of Sinclair (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect wholly owned subsidiary of Sinclair. A copy of the joint press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, on April 11, 2013, the Company sent an e-mail communication to the employees of the Company, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of Sinclair Broadcast Group, Inc. and Fisher Communications, Inc., dated April 11, 2013.

99.2	E-mail communication of Fisher Communications, Inc. to its employees, transmitted on April 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

Dated: April 11, 2013	By:	/s/ Christopher J. Bellavia
Name: Christopher J. Bellavia
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of Sinclair Broadcast Group, Inc. and Fisher Communications, Inc., dated April 11, 2013.

99.2	E-mail communication of Fisher Communications, Inc. to its employees, transmitted on April 11, 2013.